Exhibit 99.1
                                  ------------

 BEAR STEARNS                                        BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o DC o LOS ANGELES                                     245 Park Avenue
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LONDON o PARIS o TOKYO



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             Irwin Home Equity Trust 1999-1: Computational Materials
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Fax to:                                                    Date:  1/20/99
Company:                                  # Pages (incl. cover):
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                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION


The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General  Information:  The data  underlying the  Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

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                        Irwin Home Equity Trust 1998-2
------------------------------------------------------------------------------
                            Computational Materials

The information set forth herein is dated as of January 20, 1998 and may be replied upon solely in conjunction with any revised computational materials, the related prospectus and prospectus supplement.

                               SUMMARY OF TERMS

   Title of Securities.....................  Irwin  Home  Equity   Corporation
                                              Home   Equity    Asset    Backed
                                              Certificates, Series 1999-1.

   Certificates Offered....................  The  Class A-1 Certificates,  the
                                              Class  A-2   Certificates,   the
                                              Class A-3  Certificates  and the
                                              Class      A-4      Certificates
                                              (collectively,   the   "Class  A
                                              Certificates")  and one class of
                                              residual    Certificates    (the
                                              "Class  R  Certificates").  Only
                                              the  Class  A  Certificates  are
                                              offered hereby.

   Trust...................................  Irwin  Home Equity Trust  1999-1,
                                              a trust to be  formed  under the
                                              laws of the State of New York.

   Depositor ..............................  Bear    Stearns    Asset   Backed
                                              Securities,       Inc.      (the
                                              "Depositor").

   Master Servicer ........................  Irwin   Union   Bank  and   Trust
                                              Company   ("IUB",   or  in   its
                                              capacity as master servicer, the
                                              "Master  Servicer")  will act as
                                              Master  Servicer  for the  Trust
                                              Fund and, in that capacity, will
                                              (i) provide customary  servicing
                                              functions  with  respect  to the
                                              Home Equity Loans  pursuant to a
                                              Pooling and Servicing  Agreement
                                              (the   "Pooling  and   Servicing
                                              Agreement") among the Depositor,
                                              the Master  Servicer and Norwest
                                              Bank     Minnesota,     National
                                              Association,     (ii)    provide
                                              certain  reports to the  Trustee
                                              and (iii) make certain advances.

   Transferor .............................  Irwin   Funding  Corp.   (in  its
                                              capacity  as the  seller  to the
                                              Depositor,   the  "Transferor").
                                              The Transferor  will acquire the
                                              Home  Equity  Loans from IUB and
                                              sell  the Home  Equity  Loans to
                                              the Depositor.

   Trustee.................................  Norwest  Bank Minnesota, National
                                              Association,  a national banking
                                              association.

   Cut-Off Date............................  The  close of business on January
                                              31, 1999.

   Issue Date..............................  On or  about  February  25,  1999
                                              (the "Issue Date").

   Original Class A-1 Principal Balance....  $72,300,000

   Original Class A-2 Principal Balance ...  $26,300,000

   Original Class A-3 Principal Balance ...  $22,200,000

   Original Class A-4 Principal Balance ...  $29,200,000

   First Remittance Date...................  March  15, 1999. Distributions on
                                              the Certificates will be made on
                                              the 15th day of each  month (or,
                                              if  such   15th  day  is  not  a
                                              Business   Day,   on  the   next
                                              succeeding  Business Day) (each,
                                              a "Remittance Date").  "Business
                                              Day" will be any other  than (i)
                                              a Saturday  or  Sunday,  or (ii)
                                              any   day   on   which   banking
                                              institutions   located   in  the
                                              States of New York,  Indiana  or
                                              California   are  authorized  or
                                              obligated  by law  or  executive
                                              order to close.

   Certificate Ratings.....................  It  is   a   condition   to   the
                                              issuance    of   the   Class   A
                                              Certificates  that  the  Class A
                                              Certificates   shall  have  been
                                              rated  not  lower  than  AAA  by
                                              Standard & Poor's  Ratings Group
                                              and  Aaa  by  Moody's  Investors


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                        Irwin Home Equity Trust 1998-2
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                            Computational Materials


                                              Service based on the presence of
                                              the    Certificate     Insurance
                                              Policy. A security rating is not
                                              a recommendation to buy, sell or
                                              hold   securities   and  may  be
                                              subject    to     revision    or
                                              withdrawal  at any  time  by the
                                              assigning  rating  organization.
                                              The  ratings do not  address the
                                              possibility    that    Class   A
                                              Certificateholders  may suffer a
                                              lower than anticipated yield.

   Description of Certificates;
   Denominations...........................  General.   The Trust Fund will be
                                              formed and the Certificates will
                                              be   issued   pursuant   to  the
                                              Pooling and Servicing Agreement.
                                              The Certificates  will represent
                                              the entire beneficial  ownership
                                              interest  in the  1999-1  REMIC.
                                              The assets of the  1999-1  REMIC
                                              will  consist  primarily  of the
                                              principal  balances  as  of  the
                                              Cut-Off  Date  (such   principal
                                              balances   with  respect  to  an
                                              individual Home Equity Loan, the
                                              "Principal  Balance")  of a pool
                                              of Home Equity  Loans (the "Home
                                              Equity Loan Pool"), evidenced by
                                              promissory  notes and secured by
                                              mortgages  or  deeds of trust on
                                              residential   one-to-four-family
                                              properties (such properties, the
                                              "Mortgaged Properties").

                                              In addition,  the  Depositor has
                                              caused      Ambac      Assurance
                                              Corporation  (the   "Certificate
                                              Insurer") to issue a certificate
                                              guaranty  insurance  policy (the
                                              "Certificate Insurance Policy"),
                                              for the  benefit  of the Class A
                                              Certificateholders,  pursuant to
                                              which it will guarantee  certain
                                              payments  to the Trustee for the
                                              benefit    of   the    Class   A
                                              Certificateholders, as described
                                              herein.

                                              Book-Entry  Form.  The  Class  A
                                              Certificates  initially  will be
                                              issued in  book-entry  form,  in
                                              minimum  denominations of $1,000
                                              initial  principal  balance with
                                              integral    multiples    thereof
                                              (except for one  Certificate  of
                                              each  Class  which may be issued
                                              in a greater or lesser  amount).
                                              The  Class  A  Certificates  are
                                              sometimes    referred    to   as
                                              "Book-Entry   Certificates."  No
                                              person  acquiring an interest in
                                              the Book-Entry  Certificates  (a
                                              "Beneficial   Owner")   will  be
                                              entitled to receive a definitive
                                              certificate   representing  such
                                              person's  interest in the 1999-1
                                              REMIC,   except  under   limited
                                              circumstances. Beneficial Owners
                                              may   elect   to   hold    their
                                              interests through The Depository
                                              Trust  Company  ("DTC"),  in the
                                              United  States,  or Cedel or the
                                              Euroclear System  ("Euroclear"),
                                              in Europe. Transfers within DTC,
                                              Cedel or Euroclear,  as the case
                                              may be,  will  be in  accordance
                                              with   the   usual   rules   and
                                              operating   procedures   of  the
                                              relevant system.

   The Home Equity Loan Pool...............  The    statistical    information
                                              regarding  the Home Equity Loans
                                              and the Mortgaged  Properties is
                                              based  upon the  characteristics
                                              of the Home  Equity Loan Pool as
                                              of  the  close  of  business  on
                                              December     31,    1998    (the
                                              "Statistic   Calculation  Date")
                                              Unless otherwise indicated,  all
                                              percentages  set forth are based
                                              upon  the  aggregate   Principal
                                              Balances   of  the  Home  Equity
                                              Loans   as  of   the   Statistic
                                              Calculation   Date,   which  was
                                              $160,522,162.38.

                                              The Home   Equity   Loans   will
                                              consist  of a pool of fixed rate
                                              closed-end   home  equity  loans
                                              secured by first or  subordinate
                                              priority    liens   and   having
                                              original  terms to  maturity  of
                                              not greater  than 30 years.  The
                                              security  for  the  Home  Equity
                                              Loans will be mortgages or deeds
                                              of    trust     on     Mortgaged
                                              Properties,  which


  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

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                        Irwin Home Equity Trust 1998-2
------------------------------------------------------------------------------
                            Computational Materials



                                              provide for substantially  equal
                                              payments in an amount sufficient
                                              to amortize the Home Equity Loan
                                              over its term.

                                              The Monthly  Payments  for  each
                                              Home  Equity Loan will be due on
                                              the  fifteenth day of each month
                                              or, in the case of certain  Home
                                              Equity  Loans,  the first day of
                                              each month (each, a "Due Date").

                                              The Home   Equity   Loans   were
                                              underwritten  in accordance with
                                              the  underwriting  standards  of
                                              Irwin  Home  Equity  Corporation
                                              developed  at the  direction  of
                                              IUB.   As   of   the   Statistic
                                              Calculation  Date, when measured
                                              by aggregate  principal balance,
                                              approximately 36.32% of the Home
                                              Equity   Loans  are  secured  by
                                              Mortgaged  Properties located in
                                              California,  approximately 9.27%
                                              of the  Home  Equity  Loans  are
                                              secured by Mortgaged  Properties
                                              located in selected metropolitan
                                              markets       in        Florida,
                                              approximately  7.30% of the Home
                                              Equity   Loans  are  secured  by
                                              Mortgaged  Properties located in
                                              selected metropolitan markets in
                                              Michigan and approximately 7.58%
                                              of the  Home  Equity  Loans  are
                                              secured by Mortgaged  Properties
                                              located in selected metropolitan
                                              markets in Illinois.

   Mortgage Interest Rate..................  The "Mortgage  Interest  Rate" of
                                              each Home Equity Loan is the per
                                              annum  interest rate required to
                                              be paid by the  mortgagor  under
                                              the  terms of the  related  note
                                              The Mortgage Interest Rate borne
                                              by  each  Home  Equity  Loan  is
                                              fixed as of the closing  date of
                                              such Home Equity Loan. As of the
                                              Statistic  Calculation Date, the
                                              weighted     average    Mortgage
                                              Interest   Rate   for  the  Home
                                              Equity  Loans was  approximately
                                              10.46%.

   Interest; Class A-1 Pass-Through Rate...  The Class A-1  Pass-Through  Rate
                                              will  be  equal  to  the  sum of
                                              One-Month  LIBOR  plus  a  fixed
                                              margin  of   0.__%.   After  the
                                              Optional  Termination  Date, the
                                              fixed  margin shall be increased
                                              by 0.75% (75 basis  points)  per
                                              annum. Interest on the Class A-1
                                              Certificates  will accrue  from,
                                              and  including,  the  first  day
                                              through, and including, the last
                                              day of the month  preceding  the
                                              related  Remittance  Date at the
                                              Class A-1  Pass-Through  Rate on
                                              the Class A-1 Principal  Balance
                                              as of the last  Remittance  Date
                                              (after    giving    effect    to
                                              principal  distributed  on  such
                                              last    Remittance    Date)(such
                                              interest,    net   of   interest
                                              shortfalls    not   covered   by
                                              Compensating    Interest,    the
                                              "Class A-1 Interest Distribution
                                              Amount").    For   purposes   of
                                              accrual  and payment of interest
                                              on the Class  A-1  Certificates,
                                              all  calculations  will be based
                                              on the  actual  number  of  days
                                              elapsed   since   the   previous
                                              Remittance Date.

   Interest; Class A-2 Pass-Through Rate...  ____%. The Class A-2 Pass-Through
                                              Rate    after    the    Optional
                                              Termination    Date   shall   be
                                              increased  by  0.75%  (75  basis
                                              points)  per annum.  Interest on
                                              the Class A-2 Certificates  will
                                              accrue from, and including,  the
                                              first    day    through,     and
                                              including,  the  last day of the
                                              month   preceding   the  related
                                              Remittance Date at the Class A-2
                                              Pass-Through  Rate on the  Class
                                              A-2 Principal  Balance as of the
                                              last   Remittance   Date  (after
                                              giving   effect   to   principal
                                              distributed    on   such    last
                                              Remittance  Date)(such interest,
                                              net of interest  shortfalls  not
                                              covered     by      Compensating
                                              Interest,    the    "Class   A-2
                                              Interest Distribution  Amount").
                                              For   purposes  of  accrual  and
                                              payment of interest on the Class
                                              A-2      Certificates,       all



  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

------------------------------------------------------------------------------
                        Irwin Home Equity Trust 1998-2
------------------------------------------------------------------------------
                            Computational Materials


                                              calculations will be based on an
                                              assumed   year   of   360   days
                                              consisting   of  twelve   30-day
                                              months.

   Interest; Class A-3 Pass-Through Rate...  ____%. The Class A-3 Pass-Through
                                              Rate    after    the    Optional
                                              Termination    Date   shall   be
                                              increased  by  0.75%  (75  basis
                                              points)  per annum.  Interest on
                                              the Class A-3 Certificates  will
                                              accrue from, and including,  the
                                              first    day    through,     and
                                              including,  the  last day of the
                                              month   preceding   the  related
                                              Remittance Date at the Class A-3
                                              Pass-Through  Rate on the  Class
                                              A-3 Principal  Balance as of the
                                              last   Remittance   Date  (after
                                              giving   effect   to   principal
                                              distributed    on   such    last
                                              Remittance  Date)(such interest,
                                              net of interest  shortfalls  not
                                              covered     by      Compensating
                                              Interest,    the    "Class   A-3
                                              Interest Distribution  Amount").
                                              For   purposes  of  accrual  and
                                              payment of interest on the Class
                                              A-3      Certificates,       all
                                              calculations will be based on an
                                              assumed   year   of   360   days
                                              consisting   of  twelve   30-day
                                              months.

   Interest; Class A-4 Pass-Through Rate...  ____%. The Class A-4 Pass-Through
                                              Rate    after    the    Optional
                                              Termination    Date   shall   be
                                              increased  by  0.75%  (75  basis
                                              points)  per annum.  Interest on
                                              the Class A-4 Certificates  will
                                              accrue from, and including,  the
                                              first    day    through,     and
                                              including,  the  last day of the
                                              month   preceding   the  related
                                              Remittance Date at the Class A-4
                                              Pass-Through  Rate on the  Class
                                              A-4 Principal  Balance as of the
                                              last   Remittance   Date  (after
                                              giving   effect   to   principal
                                              distributed    on   such    last
                                              Remittance  Date)(such interest,
                                              net of interest  shortfalls  not
                                              covered     by      Compensating
                                              Interest,    the    "Class   A-4
                                              Interest Distribution  Amount").
                                              For   purposes  of  accrual  and
                                              payment of interest on the Class
                                              A-4      Certificates,       all
                                              calculations will be based on an
                                              assumed   year   of   360   days
                                              consisting   of  twelve   30-day
                                              months.

   Principal; Class A Principal Balance....  The  "Principal  Balance"  of any
                                              Home Equity Loan (or related REO
                                              Property)  is  the   outstanding
                                              principal  balance  of such Home
                                              Equity Loan as of the end of the
                                              calendar  month  preceding  such
                                              date   of   determination.   The
                                              "Class  A-1  Principal  Balance"
                                              represents the maximum specified
                                              dollar  amount of  principal  to
                                              which the  Holders  of the Class
                                              A-1  Certificates  are  entitled
                                              from the future cash flow on the
                                              assets in the 1999-1 REMIC.  The
                                              "Class A-1 Principal Balance" at
                                              any time is  equal to the  Class
                                              A-1 Principal  Balance as of the
                                              Cut-Off   Date  (the   "Original
                                              Class  A-1  Principal  Balance")
                                              minus the aggregate,  cumulative
                                              amounts actually  distributed as
                                              principal   to  the   Class  A-1
                                              Certificateholders.  The  "Class
                                              A-2      Principal      Balance"
                                              represents the maximum specified
                                              dollar  amount of  principal  to
                                              which the  Holders  of the Class
                                              A-2  Certificates  are  entitled
                                              from the future cash flow on the
                                              assets in the 1999-1 REMIC.  The
                                              "Class A-2 Principal Balance" at
                                              any time is  equal to the  Class
                                              A-2 Principal  Balance as of the
                                              Cut-Off   Date  (the   "Original
                                              Class  A-2  Principal  Balance")
                                              minus the aggregate,  cumulative
                                              amounts actually  distributed as
                                              principal   to  the   Class  A-2
                                              Certificateholders.  The  "Class
                                              A-3      Principal      Balance"
                                              represents the maximum specified
                                              dollar  amount of  principal  to
                                              which the  Holders  of the Class
                                              A-3  Certificates  are  entitled
                                              from the future cash flow on the
                                              assets in the 1999-1 REMIC.  The
                                              "Class A-3 Principal Balance" at
                                              any time is  equal to the  Class
                                              A-3 Principal  Balance as of the
                                              Cut-Off   Date  (the   "Original
                                              Class  A-3  Principal  Balance")
                                              minus the aggregate,  cumulative
                                              amounts actually  distributed as
                                              principal   to



  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

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                        Irwin Home Equity Trust 1998-2
------------------------------------------------------------------------------
                            Computational Materials


                                              the           Class          A-3
                                              Certificateholders.  The  "Class
                                              A-4      Principal      Balance"
                                              represents the maximum specified
                                              dollar  amount of  principal  to
                                              which the  Holders  of the Class
                                              A-4  Certificates  are  entitled
                                              from the future cash flow on the
                                              assets in the 1999-1 REMIC.  The
                                              "Class A-4 Principal Balance" at
                                              any time is  equal to the  Class
                                              A-4 Principal  Balance as of the
                                              Cut-Off   Date  (the   "Original
                                              Class  A-4  Principal  Balance")
                                              minus the aggregate,  cumulative
                                              amounts actually  distributed as
                                              principal   to  the   Class  A-4
                                              Certificateholders. The "Class A
                                              Principal   Balance"  refers  to
                                              each of the Class A-1  Principal
                                              Balance, the Class A-2 Principal
                                              Balance, the Class A-3 Principal
                                              Balance   and  the   Class   A-4
                                              Principal Balance.

                                              The    Holders    of   Class   A
                                              Certificates   are  entitled  to
                                              receive      certain     monthly
                                              distributions  of  principal  on
                                              each   Remittance   Date   which
                                              generally reflect collections of
                                              principal  on  the  Home  Equity
                                              Loans during the prior  calendar
                                              month (the "Due Period").

                                              The    "Class    A     Principal
                                              Distribution   Amount"  for  any
                                              Remittance   Date  will  be  the
                                              lesser of:

                                              (a)  the   excess   of  (i)  the
                                              Available    Amount   plus   any
                                              Insured  Payment  over  (ii) the
                                              aggregate Interest  Distribution
                                              Amount    for   the    Class   A
                                              Certificates, and

                                              (b) an  amount  equal to (X) the
                                              sum, without duplication, of:

                                              (i)   that    portion   of   all
                                              scheduled     installments    of
                                              principal in respect of the Home
                                              Equity  Loans  which is received
                                              during  the  related  Due Period
                                              together  with  all  unscheduled
                                              recoveries      of     principal
                                              (including          Prepayments,
                                              Curtailments    and    Deficient
                                              Valuations)  on such Home Equity
                                              Loans actually  collected by the
                                              Master Servicer during the prior
                                              calendar month,

                                              (ii) the  Principal  Balance  of
                                              each Home  Equity Loan that was,
                                              effective  on  such   Remittance
                                              Date, either  repurchased by the
                                              Transferor  or IUB or  purchased
                                              by the  Master  Servicer  during
                                              the  preceding  Due Period,  but
                                              only to the  extent  the  amount
                                              equal to such Principal  Balance
                                              is  actually   received  by  the
                                              Trustee,

                                              (iii)      any      Substitution
                                              Adjustment  amounts delivered by
                                              the  Transferor  or  IUB  on the
                                              related   Remittance   Date   in
                                              connection  with a  substitution
                                              of a Home  Equity  Loan,  to the
                                              extent     such     Substitution
                                              Adjustments     are     actually
                                              received by the Trustee,

                                              (iv) with  respect  to each Home
                                              Equity   Loan   that   became  a
                                              Liquidated   Home   Equity  Loan
                                              during the prior calendar month,
                                              the  Principal  Balance  of such
                                              Home  Equity  Loan   immediately
                                              prior to the time when such Home
                                              Equity Loan became a  Liquidated
                                              Home Equity Loan,

                                              (v)  any   Overcollateralization
                                              Increase Amounts,

                                              (vi) any Subordination  Deficit,
                                              and


  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

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                        Irwin Home Equity Trust 1998-2
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                            Computational Materials


                                              (vii) the  proceeds  received by
                                              the  Trust  Fund  following  any
                                              termination  of the 1999-1 REMIC
                                              carried out in accordance with a
                                              plan of complete  liquidation or
                                              pursuant    to   the    optional
                                              termination  of the 1999-1 REMIC
                                              by  the  Master  Servicer,   the
                                              Holder    of   the    Class    R
                                              Certificate  or the  Certificate
                                              Insurer in  accordance  with the
                                              Pooling and Servicing Agreement,

                                              minus           (Y)          any
                                              Overcollateralization    Release
                                              Amount.

                                              The  "Available  Amount"  on any
                                              Remittance  Date  equals (i) the
                                              Master    Servicer    Remittance
                                              Amount,  minus  (ii)  the sum of
                                              the  Trustee  Fee and the amount
                                              owed to the Certificate  Insurer
                                              as premium  for the  Certificate
                                              Insurance Policy.

                                              The "Master Servicer  Remittance
                                              Amount"  is  generally  equal to
                                              the sum of (i)  all  unscheduled
                                              collections   of  principal  and
                                              interest   on  the  Home  Equity
                                              Loans  collected  by the  Master
                                              Servicer  during the related Due
                                              Period and all scheduled Monthly
                                              Payments  (net of the  Servicing
                                              Fee) on the  Home  Equity  Loans
                                              due on the  related Due Date and
                                              received  on  or  prior  to  the
                                              Business  Day   preceding   such
                                              Master Servicer Remittance Date,
                                              (ii) all Periodic  Advances made
                                              by  the  Master   Servicer  with
                                              respect to interest payments due
                                              to  be   received  on  the  Home
                                              Equity  Loans on the related Due
                                              Date and (iii) any other amounts
                                              required   to  be  placed  in  a
                                              Collection Account by the Master
                                              Servicer  in respect of the Home
                                              Equity  Loans  pursuant  to  the
                                              Pooling and Servicing Agreement.
                                              The "Master Servicer  Remittance
                                              Date" is the  fourteenth  day of
                                              each month.

                                              The       "Overcollateralization
                                              Increase Amount" is equal to the
                                              lesser of (i) the Excess Spread,
                                              and           (ii)           the
                                              Overcollateralization Deficiency
                                              Amount.

                                              The "Excess  Spread"  shall mean
                                              the  excess,   if  any,  of  the
                                              Available Amount over the sum of
                                              the   (x)   aggregate   Interest
                                              Distribution   Amount   for  all
                                              Class  A  Certificates,  and (y)
                                              the amounts set forth in clauses
                                              (i),  (ii),   (iii),   (iv)  and
                                              (without  duplication)  (vi)  of
                                              paragraph (b) of the  definition
                                              of Principal Distribution Amount
                                              for the Class A Certificates.

                                              The       "Overcollateralization
                                              Deficiency  Amount" with respect
                                              to any date of determination, is
                                              equal to the excess,  if any, of
                                              the Overcollateralization Target
                                              Amount          over         the
                                              Overcollateralization    Amount.

                                              The       "Overcollateralization
                                              Target     Amount"    will    be
                                              established   pursuant   to  the
                                              Pooling and Servicing  Agreement
                                              and  may  increase  or  decrease
                                              over  time  and may be  modified
                                              from  time to time by  agreement
                                              of the  Certificate  Insurer and
                                              IUB.

                                              The       "Overcollateralization
                                              Release  Amount" with respect to
                                              any  date of  determination,  is
                                              equal to the excess,  if any, of
                                              the Overcollateralization Amount
                                              over  the  Overcollateralization
                                              Target Amount.




  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

------------------------------------------------------------------------------
                        Irwin Home Equity Trust 1998-2
------------------------------------------------------------------------------
                            Computational Materials



                                              The       "Overcollateralization
                                              Amount"  with  respect  to  each
                                              Remittance  Date, is the excess,
                                              if  any,  of (i)  the  aggregate
                                              Principal  Balance  of the  Home
                                              Equity Loans, as of the close of
                                              business  on the last day of the
                                              related Due Period over (ii) the
                                              aggregate  Certificate Principal
                                              Balance    of   the    Class   A
                                              Certificates,    as   of    such
                                              Remittance  Date  (after  taking
                                              into    account    the   related
                                              Principal  Distribution  Amount,
                                              other          than          the
                                              Overcollateralization   Increase
                                              Amount,   for  such   Remittance
                                              Date).

                                              The  actual  amount  distributed
                                              with  respect  to the  Class A-1
                                              Certificates  on any  Remittance
                                              Date   is   the    "Class    A-1
                                              Distribution  Amount"  for  such
                                              Remittance   Date.   The  actual
                                              amount  distributed with respect
                                              to the Class A-2 Certificates on
                                              any   Remittance   Date  is  the
                                              "Class A-2 Distribution  Amount"
                                              for such  Remittance  Date.  The
                                              actual amount  distributed  with
                                              respect   to   the   Class   A-3
                                              Certificates  on any  Remittance
                                              Date   is   the    "Class    A-3
                                              Distribution  Amount"  for  such
                                              Remittance   Date.   The  actual
                                              amount  distributed with respect
                                              to the Class A-4 Certificates on
                                              any   Remittance   Date  is  the
                                              "Class A-4 Distribution  Amount"
                                              for such Remittance Date.

                                              A "Liquidated  Home Equity Loan"
                                              is, in general, a defaulted Home
                                              Equity  Loan  as  to  which  the
                                              Master  Servicer has  determined
                                              that all amounts that it expects
                                              to recover  on such Home  Equity
                                              Loan   have    been    recovered
                                              (exclusive of any possibility of
                                              a deficiency  judgment).  To the
                                              extent of the Available  Amount,
                                              a  loss  on  a  Liquidated  Home
                                              Equity Loan (a "Liquidated  Loan
                                              Loss") will be  recovered by the
                                              Holders    of   the    Class   A
                                              Certificates  on the  Remittance
                                              Date which  immediately  follows
                                              the    event   of   loss.    Any
                                              Liquidated    Loan   Loss   that
                                              results   in   a   Subordination
                                              Deficit will require  payment of
                                              an   Insured   Payment   if  not
                                              otherwise   available  from  the
                                              Available      Amount.       The
                                              Certificate  Insurer will insure
                                              the timely  payment of  interest
                                              and  the  ultimate   payment  of
                                              principal   on   the   Class   A
                                              Certificates.

                                              The "Subordination  Deficit" for
                                              the Home  Equity  Loans  and any
                                              Remittance  Date, is the excess,
                                              if any, of (a) the  aggregate of
                                              the Class A  Principal  Balance,
                                              on such Remittance  Date,  after
                                              taking into  account the payment
                                              of   the    related    Principal
                                              Distribution   Amount   on  such
                                              Remittance   Date   (except  for
                                              amounts    payable   under   the
                                              related  Certificate   Insurance
                                              Policy)  over (b) the  aggregate
                                              Principal  Balance  of the  Home
                                              Equity  Loans  as of the  end of
                                              the related Due Period.

                                              The  "Principal  Balance" of any
                                              Home  Equity Loan as of any date
                                              of    determination    is    the
                                              principal  balance  of such Home
                                              Equity  Loan  as of the  Cut-Off
                                              Date,  after  giving  effect  to
                                              prepayments received on or prior
                                              to   the    latest   Due   Date,
                                              Deficient   Valuations  incurred
                                              prior  to such  Due Date and the
                                              payment of principal due on such
                                              Due Date and irrespective of any
                                              delinquency  in  payment  by the
                                              related Mortgagor. The Principal
                                              Balance  of a Home  Equity  Loan
                                              which becomes a Liquidated  Home
                                              Equity  Loan on or prior to such
                                              Due Date shall be zero.




  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

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                        Irwin Home Equity Trust 1998-2
------------------------------------------------------------------------------
                            Computational Materials



   Credit Enhancement......................   The credit enhancement  provided
                                               for the  benefit of the Class A
                                               Certificateholders  consists of
                                               (a)  excess  interest,  (b) the
                                               Overcollateralization   Amounts
                                               and   (c)    the    Certificate
                                               Insurance Policy.

                                               Excess Interest

                                               Because  the amount of interest
                                               collected  on the  Home  Equity
                                               Loans is  expected to be higher
                                               than the Pass-Through  Rates on
                                               the    Certificates,     excess
                                               interest   will  be  generated.
                                               This  excess  interest  will be
                                               applied to create and  maintain
                                               the                    required
                                               Overcollateralization    Amount
                                               prior  to  being  paid  to  the
                                               holders    of   the   Class   R
                                               Certificates.

                                               Overcollateralization

                                               On  the   Closing   Date,   the
                                               Overcollateralization    Amount
                                               will equal zero. As a result of
                                               the  application  of the Excess
                                               Spread  in   reduction  of  the
                                               principal  balance of the Class
                                               A Certificates,  the applicable
                                               Overcollateralization Amount is
                                               expected to increase  over time
                                               until it reaches the applicable
                                               Overcollateralization    Target
                                               Amount; however the Pooling and
                                               Servicing   Agreement  provides
                                               that,    subject   to   certain
                                               trigger  tests,   the  required
                                               percentage       level       of
                                               overcollateralization       may
                                               increase or decrease over time.

                                               While the  distribution  of the
                                               Available Amount to the holders
                                               of the Class A Certificates  in
                                               reduction   of  the   Class   A
                                               Principal   Balance   has  been
                                               designed    to   produce    and
                                               maintain   a  given   level  of
                                               overcollateralization      with
                                               respect    to   the   Class   A
                                               Certificates,  there  can be no
                                               assurance   that   the   Master
                                               Servicer Remittance Amount will
                                               be  sufficient  to ensure  that
                                               such      overcollateralization
                                               level  will  be   achieved   or
                                               maintained at all times.

                                               The    Certificate    Insurance
                                               Policy

                                               The Class A  Certificateholders
                                               will  have the  benefit  of the
                                               Certificate  Insurance  Policy,
                                               discussed more fully below.

   The Certificate Insurer ................   Ambac Assurance Corporation (the
                                               "Certificate Insurer").

   Certificate Insurance Policy............   The  Certificate   Insurer  will
                                               issue  a  Certificate  Guaranty
                                               Insurance      Policy      (the
                                               "Certificate          Insurance
                                               Policy"),  pursuant to which it
                                               will       irrevocably      and
                                               unconditionally        guaranty
                                               payment on each Remittance Date
                                               of  Insured   Payments  to  the
                                               Trustee  for the benefit of the
                                               Holders    of   the   Class   A
                                               Certificates.  The  Certificate
                                               Insurer   will   generally   be
                                               required to make  available  to
                                               the   Trustee   (a)   on   each
                                               Remittance Date, the sum of (i)
                                               the  excess,  if  any,  of  the
                                               aggregate Interest Distribution
                                               Amount    for   the   Class   A
                                               Certificates over the Available
                                               Amount     and     (ii)     any
                                               Subordination  Deficit  and (b)
                                               any  unpaid  Preference  Amount
                                               (as   defined  in  the  related
                                               Policy).     The    Certificate
                                               Insurance   Policy   does   not
                                               guarantee     the    Class    A
                                               Certificates any specified rate
                                               of  prepayments.  A payment  by
                                               the  Certificate  Insurer under
                                               the    Certificate    Insurance
                                               Policy is referred to herein as
                                               an   "Insured   Payment."   The
                                               Certificate   Insurer  will  be
                                               entitled to



  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

------------------------------------------------------------------------------
                        Irwin Home Equity Trust 1998-2
------------------------------------------------------------------------------
                            Computational Materials


                                               reimbursement  for all  Insured
                                               Payments together with interest
                                               thereon.

   Servicing of the Home Equity Loans......   The Master  Servicer  has agreed
                                               to  service   the  Home  Equity
                                               Loans  on a  "scheduled/actual"
                                               basis    (i.e.,    the   Master
                                               Servicer  is  responsible   for
                                               advancing scheduled payments of
                                               interest)  in  accordance  with
                                               the   Pooling   and   Servicing
                                               Agreement and to cause the Home
                                               Equity  Loans  to  be  serviced
                                               with  the   same   care  as  it
                                               customarily      employs     in
                                               servicing   and   administering
                                               mortgage   loans  for  its  own
                                               account  in   accordance   with
                                               accepted   mortgage   servicing
                                               practices  of  prudent  lending
                                               institutions   and  giving  due
                                               consideration       to      the
                                               Certificate  Insurer's  and the
                                               Certificateholders' reliance on
                                               the Master Servicer.


   Periodic Advances.......................   Subject to the Master Servicer's
                                               determination  that such action
                                               would    not    constitute    a
                                               Nonrecoverable    Advance   (as
                                               defined  herein),   the  Master
                                               Servicer is required to deposit
                                               into  the  Trustee   Collection
                                               Account no later than the close
                                               of   business   on  the   third
                                               Business   Day   prior  to  the
                                               related  Remittance  Date (such
                                               day, the "Determination  Date")
                                               an  amount  equal to the sum of
                                               (a) the interest portion of the
                                               Monthly  Payments  on each Home
                                               Equity  Loan due by the related
                                               Due  Date but not  received  by
                                               the Master  Servicer  as of the
                                               close   of   business   on  the
                                               related Determination Date, net
                                               of the  Servicing  Fee  and (b)
                                               with   respect   to  each   REO
                                               Property   which  was  acquired
                                               during or prior to the  related
                                               Due  Period  and as to which an
                                               REO  disposition  did not occur
                                               during the  related Due Period,
                                               an amount  equal to the excess,
                                               if  any,  of  interest  on  the
                                               Principal  Balance  of the Home
                                               Equity Loan related to such REO
                                               Property    at   the    related
                                               Mortgage  Interest Rate, net of
                                               the  Servicing   Fee,  for  the
                                               related   Due  Period  for  the
                                               related  Home  Equity Loan over
                                               the  net  income  from  the REO
                                               Property to be  transferred  to
                                               the  Certificate   Account  for
                                               such  Remittance  Date pursuant
                                               to the  Pooling  and  Servicing
                                               Agreement     (the    "Periodic
                                               Advance").     Such    Periodic
                                               Advances by the Master Servicer
                                               are  reimbursable to the Master
                                               Servicer   subject  to  certain
                                               conditions and restrictions and
                                               are  intended  to provide  both
                                               sufficient    funds   for   the
                                               payment  of   interest  to  the
                                               Holders    of   the   Class   A
                                               Certificates  and  to  pay  the
                                               premium  due  the   Certificate
                                               Insurer.  In  the  event  that,
                                               notwithstanding    the   Master
                                               Servicer's      good      faith
                                               determination  at the time such
                                               Periodic  Advance was made that
                                               it     would     not    be    a
                                               Nonrecoverable   Advance,  such
                                               Periodic   Advance   becomes  a
                                               Nonrecoverable   Advance,   the
                                               Master    Servicer    will   be
                                               entitled    to    reimbursement
                                               therefor from the 1999-1 REMIC.

   Prepayment Interest Shortfalls..........   Not  later  than  the  close  of
                                               business  on the  Business  Day
                                               immediately    following   each
                                               Determination  Date, the Master
                                               Servicer  is  required to remit
                                               to   the   Trustee   Collection
                                               Account, an amount equal to the
                                               lesser of (a) the  aggregate of
                                               the     Prepayment     Interest
                                               Shortfalls   for  the   related
                                               Remittance  Date resulting from
                                               principal   prepayments  during
                                               the  related Due Period and (b)
                                               its  aggregate  Servicing  Fees
                                               received  in  the  related  Due
                                               Period  and  shall not have the
                                               right to reimbursement therefor
                                               (the "Compensating  Interest").
                                               With respect to any  Remittance
                                               Date and any Home Equity  Loan,
                                               the    "Prepayment     Interest
                                               Shortfall"  will  be an  amount
                                               equal to the excess, if any, of
                                               (a) 30  days'  interest  on the
                                               outstanding  Principal  Balance
                                               of such Home



  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

------------------------------------------------------------------------------
                        Irwin Home Equity Trust 1998-2
------------------------------------------------------------------------------
                            Computational Materials



                                               Equity Loan at a per annum rate
                                               equal to the  related  Mortgage
                                               Interest Rate, any reduction as
                                               a   result   of  a   bankruptcy
                                               proceeding     (a    "Deficient
                                               Valuation")      and/or     any
                                               reduction  by a  court  of  the
                                               monthly  payment  due  on  such
                                               Home   Equity   Loan  (a  "Debt
                                               Service Reduction")), minus the
                                               rate at which the Servicing Fee
                                               is  calculated,  over  (b)  the
                                               amount  of  interest   actually
                                               remitted  by the  Mortgagor  in
                                               connection  with such principal
                                               prepayment  in  full  less  the
                                               Servicing  Fee  for  such  Home
                                               Equity Loan in such month.

   Servicing Advances......................   Subject to the Master Servicer's
                                               determination  that such action
                                               would    not    constitute    a
                                               Nonrecoverable Advance and that
                                               a prudent mortgage lender would
                                               make a like advance if it or an
                                               affiliate   owned  the  related
                                               Home  Equity  Loan,  the Master
                                               Servicer is required to advance
                                               amounts  with  respect  to  the
                                               Home Equity  Loans  ("Servicing
                                               Advances")         constituting
                                               "out-of-pocket"    costs    and
                                               expenses  relating  to (a)  the
                                               preservation and restoration of
                                               the  Mortgaged  Property,   (b)
                                               enforcement        proceedings,
                                               including   foreclosures,   (c)
                                               expenditures  relating  to  the
                                               purchase  or  maintenance  of a
                                               first lien not  included in the
                                               1999-1  REMIC on the  Mortgaged
                                               Property, and (d) certain other
                                               customary  amounts described in
                                               the   Pooling   and   Servicing
                                               Agreement.    Such    Servicing
                                               Advances by the Master Servicer
                                               are  reimbursable to the Master
                                               Servicer   subject  to  certain
                                               conditions and restrictions. In
                                               the event that, notwithstanding
                                               the  Master   Servicer's   good
                                               faith determination at the time
                                               such   Servicing   Advance  was
                                               made,  that it  would  not be a
                                               Nonrecoverable  Advance, in the
                                               event  such  Servicing  Advance
                                               becomes    a     Nonrecoverable
                                               Advance,  the  Master  Servicer
                                               will     be     entitled     to
                                               reimbursement therefor from the
                                               1999-1 REMIC.

   Servicing Fee...........................   As  compensation  for  servicing
                                               the  Home  Equity  Loans,   the
                                               Master  Servicer is entitled to
                                               a servicing fee (the "Servicing
                                               Fee")  calculated  and  payable
                                               monthly   from   the   interest
                                               portion  of  Monthly  Payments,
                                               Net  Liquidation  Proceeds  and
                                               certain other proceeds.

   Optional Termination....................   The Master  Servicer may, at its
                                               option  (and if such  option is
                                               not  exercised  by  the  Master
                                               Servicer,    the    Certificate
                                               Insurer  or the  holder  of the
                                               Class R Certificate may, at its
                                               option)  repurchase all but not
                                               less   than  all  of  the  Home
                                               Equity  Loans  on any  date  on
                                               which  the  Class  A  Principal
                                               Balance is less than 10% of the
                                               aggregate Principal Balances of
                                               the Home Equity Loans as of the
                                               Cut-Off   Date,  by  purchasing
                                               from  the  1999-1  REMIC on the
                                               next   succeeding    Remittance
                                               Date,  all of the property at a
                                               price  equal  to the sum of (a)
                                               the  greater of (i) 100% of the
                                               aggregate Principal Balances of
                                               each  outstanding  Home  Equity
                                               Loan  and  each  REO   Property
                                               acquired  in  respect of a Home
                                               Equity  Loan  and (ii) the fair
                                               market   value    (disregarding
                                               accrued    interest)   of   the
                                               Principal Balances of such Home
                                               Equity   Loans   and  such  REO
                                               Properties,  determined  as the
                                               average of three  written  bids
                                               (copies  of  which  are  to  be
                                               delivered  to the  Trustee  and
                                               the Certificate  Insurer by the
                                               Master    Servicer    and   the
                                               reasonable cost of which may be
                                               deducted    from   the    final
                                               purchase    price)    made   by
                                               nationally-recognized   dealers
                                               and   based   on  a   valuation
                                               process  which would be used to
                                               value comparable mortgage loans
                                               and  REO  properties,  (b)  the
                                               greater  of (i)  the  aggregate
                                               amount of  accrued  and  unpaid
                                               interest   on   the   Principal
                                               Balances  of  the  Home  Equity
                                               Loans





  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

------------------------------------------------------------------------------
                        Irwin Home Equity Trust 1998-2
------------------------------------------------------------------------------
                            Computational Materials


                                               through  the related Due Period
                                               and  (ii)  30   days'   accrued
                                               interest  thereon computed at a
                                               rate   equal  to  the   related
                                               Mortgage Interest Rate, in each
                                               case net of the Servicing  Fee,
                                               and   (c)   any    unreimbursed
                                               amounts due to the  Certificate
                                               Insurer  under the  Pooling and
                                               Servicing   Agreement  and  any
                                               accrued   and  unpaid   Insured
                                               Payments.

   ERISA Considerations....................   Afiduciary   of   any   employee
                                               benefit     plan    or    other
                                               retirement  arrangement subject
                                               to  ERISA,   or  the   Internal
                                               Revenue   Code  of   1986,   as
                                               amended  (the  "Code")   should
                                               carefully review with its legal
                                               advisors  whether the  purchase
                                               or    holding    of   Class   A
                                               Certificates could give rise to
                                               a transaction prohibited or not
                                               otherwise   permissible   under
                                               ERISA  or the  Code.  The  U.S.
                                               Department  of Labor has issued
                                               an    individual     exemption,
                                               Prohibited          Transaction
                                               Exemption    90-32,    to   the
                                               Underwriter,   which  generally
                                               exempts from the application of
                                               certain   of   the   prohibited
                                               transaction    provisions    of
                                               ERISA,  and  the  excise  taxes
                                               imposed   on  such   prohibited
                                               transactions by Section 4975(a)
                                               and (b) of the Code and Section
                                               502(i) of  ERISA,  transactions
                                               relating to the purchase,  sale
                                               and  holding  of   pass-through
                                               certificates  such as the Class
                                               A    Certificates    and    the
                                               servicing   and   operation  of
                                               asset  pools such as the 1999-1
                                               REMIC,  provided  that  certain
                                               conditions are satisfied.

   Legal Investment........................   The  Class A  Certificates  will
                                               not    constitute     "mortgage
                                               related     securities"     for
                                               purposes   of   the   Secondary
                                               Mortgage Market Enhancement Act
                                               of 1984.

   Federal Income Tax Status...............   An  election  will  be  made  to
                                               treat the Trust  Fund as a real
                                               estate   mortgage    investment
                                               conduit ( "1999-1  REMIC")  for
                                               federal  income  tax  purposes.
                                               The Class A  Certificates  will
                                               be  designated  as the  regular
                                               interests  in the 1999-1  REMIC
                                               and the  Class  R  Certificates
                                               will  be   designated   as  the
                                               residual interest in the 1999-1
                                               REMIC.

                                               The   Class   A    Certificates
                                               generally  will be  treated  as
                                               newly      originated      debt
                                               instruments  for federal income
                                               tax purposes. Beneficial Owners
                                               of  the  Class  A  Certificates
                                               will  be   required  to  report
                                               income  thereon  in  accordance
                                               with  the  accrual   method  of
                                               accounting.

                                               In  addition, if  the  Class  A
                                               Certificates  are  issued  with
                                               original   issue  discount  for
                                               federal  income  tax  purposes,
                                               such   event   generally   will
                                               result in  recognition  of some
                                               taxable  income in  advance  of
                                               the   receipt   of   the   cash
                                               attributable to such income.



  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS